                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): OCTOBER 30, 2002
                                                         ----------------


                               POLYONE CORPORATION
                      ------------------------------------
               (Exact name of registrant as specified in charter)


        Ohio                        1-16091                    34-1730488
       ------                      ----------                ---------------
   (State or other                (Commission                    (I.R.S.
   jurisdiction of                File Number)                  Employer
   incorporation)                                            Identification
                                                                  No.)



          Suite 36-5000, 200 Public Square, Cleveland, Ohio    44114-2304
          ---------------------------------------------------------------
               (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (216) 589-4000
                                                           --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5    OTHER EVENTS

On October 30, 2002 the Registrant issued the Press Release, filed herewith as
Exhibit 99.1, reporting the Registrants earnings for the third quarter of 2002.

ITEM 7 (c)  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1 - Press Release of October 30, 2002.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              POLYONE CORPORATION

                                              By:   /s/ Gregory P. Smith
                                                    ----------------------------
                                                    Gregory P. Smith
                                                    Controller

Dated: November 6, 2002